1 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT (20__) This Restricted Stock Unit Agreement (20__) (this “Agreement”), dated as of _____, 20__ (the “Grant Date”), is made by and between Orion Properties Inc., a Maryland corporation (formerly known as Orion Office REIT Inc., the “Company”), and [_______________] (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan (as defined below). WHEREAS, the Company maintains the Orion Properties Inc. Amended and Restated 2021 Equity Incentive Plan (as amended from time to time, the “Plan”); WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); WHEREAS, Section 8 of the Plan provides for the issuance of Restricted Stock Units (“RSUs”); and WHEREAS, the Administrator has determined that it would be to the advantage and in the best interest of the Company to issue RSUs to the Participant as an inducement to enter into or remain in the service of the Company or any Subsidiary, and as an additional incentive during such service, and has advised the Company thereof. NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows: 1. Issuance of Award of RSUs. Pursuant to the Plan, in consideration of the Participant’s agreement to provide services to the Company or any Subsidiary (as applicable), the Company hereby issues to the Participant an award of [_____________]RSUs. Each RSU that vests (and ceases to be subject to the Restrictions) shall represent the right to receive payment, in accordance with this Agreement, of one share of Stock. Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. 2. Dividend Equivalent Rights. Each RSU granted hereunder that becomes a Performance Vested RSU is hereby granted in tandem with a corresponding Dividend Equivalent Right, which Dividend Equivalent Right shall remain outstanding from the Grant Date until the earlier of the payment or forfeiture of the RSU to which it corresponds. Pursuant to each outstanding Dividend Equivalent Right, with respect to each dividend declared by the Company with respect to the Performance Period, the Participant shall be entitled to receive payment equal to the amount of such dividend, if any, on the Shares underlying the Performance Vested RSU to which such Dividend Equivalent Right relates, payable in the same form and amounts as dividends paid to each holder of a Share. Each such payment shall be made no later than thirty (30) days following the applicable dividend payment date, provided that no such payments shall be made prior to the date on which the RSU becomes a Performance Vested RSU, and any Dividend Equivalent Right payments that would have been made prior to such date had the RSU been a Performance Vested RSU shall be paid in a single lump sum no later than forty-five (45) days following the date on which the RSU becomes a Performance Vested RSU. Dividend Equivalent Rights shall not entitle the Participant to any payments relating to dividends for which the record date occurs after the payment of the Performance Vested RSU underlying such Dividend Equivalent Right, and the Participant shall not be entitled to any Dividend Equivalent Right payments with respect to any RSU that does not become a Performance Vested RSU. Dividend Equivalent Rights and any amounts that may become distributable in respect thereof shall be treated separately from the RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A of the Code. Exhibit 10.5

2 3. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. (a) “Absolute TSR Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Company TSR Percentage during the Performance Period. (b) “Absolute TSR RSUs” means the number of RSUs designated as Absolute TSR RSUs on Exhibit A attached hereto. (c) “Absolute TSR Vested RSUs” means the product of (i) the total number of Absolute TSR RSUs, and (ii) the applicable Absolute TSR Performance Vesting Percentage. (d) “Acquisition Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Company Acquisition Value during the Performance Period. (e) “Acquisition Vesting RSUs” means the number of RSUs designated as Acquisition Vesting RSUs on Exhibit A attached hereto. (f) “Acquisition Vested RSUs” means the product of (i) the total number of Acquisition Vesting RSUs, and (ii) the applicable Acquisition Performance Vesting Percentage. (g) “Annualized Base Rent” means the monthly aggregate cash amount charged to tenants under the Company’s leases (including monthly base rent receivables and certain contractually obligated reimbursements by the Company’s tenants), as of the final date of the applicable Performance Period, multiplied by twelve (12). In calculating Annualized Base Rent, the Company’s percentage ownership interest in the monthly aggregate cash amount charged to tenants from properties owned through any unconsolidated joint venture such as OAP/VER Venture, LLC (the “Arch Street Joint Venture”), shall be included. (h) “Average Lease Term Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Company’s Weighted Average Lease Term during the Performance Period. (i) “Average Lease Term Vesting RSUs” means the number of RSUs designated as Average Lease Term Vesting RSUs on Exhibit A attached hereto. (j) “Average Lease Term Vested RSUs” means the product of (i) the total number of Average Lease Term Vesting RSUs, and (ii) the applicable Average Lease Term Performance Vesting Percentage. (k) “Cause” means “Cause” as defined in the Participant’s applicable employment or severance agreement with the Company if such an agreement exists and contains a definition of Cause, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall mean (i) commission, with respect to the Company, of an act of fraud, embezzlement, misappropriation, intentional misrepresentation or conversion of assets, (ii) conviction of, or entered a plea of guilty or “nolo contendere” to, a felony (excluding any felony relating to the negligent operation of an automobile), (iii) willfully failing to substantially perform (other than by reason of illness or temporary disability) the Participant’s reasonably assigned material duties, (iv) engaging in willful misconduct in the performance of the Participant’s duties, (v) engaging in conduct that violated the Company’s then existing written internal policies or procedures and which is materially detrimental to the business and reputation of the Company, or (vi) materially breached any non- competition, non-disclosure or other agreement in effect between the Participant and the Company.

3 (l) “Company Acquisition Value” means the aggregate purchase price paid (whether in cash or other consideration) by the Company and its affiliates for properties purchased during the Performance Period, provided that with respect to any properties purchased through an unconsolidated joint venture, including the Arch Street Joint Venture, the Company Acquisition Value shall include the aggregate purchase price for such property, multiplied by the Company’s percentage ownership interest in such unconsolidated joint venture at the time of such purchase. For purposes of this definition, the contribution of the Company’s Deerfield, Illinois properties to a joint venture shall constitute an acquisition. (m) “Company TSR Percentage” means, as applied to the Company, the change in the Share Value from the beginning to the end of the Performance Period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested on the ex-dividend date (at a price equal to the closing price of the Stock on the applicable ex-dividend date)) during the Performance Period, expressed as a percentage. (n) “Disability” means “Disability” as defined in the Participant’s applicable employment or severance agreement with the Company if such an agreement exists and contains a definition of Disability, or, if no such agreement exists or such agreement does not contain a definition of Disability, then Disability then “Disability” shall mean that the Participant is unable to perform his/her duties due to any sickness, injury or disability for a consecutive period of one hundred eighty (180) days or an aggregate of six (6) months in any twelve (12)-consecutive month period. A determination of “Disability” shall be made by a physician satisfactory to both the Participant and the Company, provided that if the Participant and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. The appointment of one or more individuals to carry out the Participant’s offices or duties during a period of Participant’s inability to perform such duties and pending a determination of Disability shall not be considered a breach of any agreement by the Company. (o) “Good Reason” means “Good Reason” as defined in the Participant’s applicable employment or severance agreement with the Company if such an agreement exists and contains a definition of Good Reason, or, if no such agreement exists or such agreement does not contain a definition of Good Reason, then Good Reason means (i) a material reduction in the Participant’s base salary or target bonus percentage, (ii) a material reduction in the Participant’s title or a material diminution in the Participant’s duties, responsibilities or authorities, or (iii) the relocation of the Participant’s primary place of employment to a location that is more than 50 miles from the location of the Company’s offices in [Phoenix, Arizona / New York, New York], as of the date hereof; provided that no event will constitute Good Reason unless (A) the Participant has given the Company written notice setting forth the conduct of the Company that is alleged to constitute Good Reason, within thirty (30) days of the first date on which the Participant has knowledge of such conduct, (B) the Company fails to cure such conduct within thirty (30) days following the date on which such written notice is provided, and (C) the effective date of the Participant’s actual termination for Good Reason occurs no later than 60 days after the expiration of such Company cure period. (p) “Occupancy Rate” means the sum of occupied square feet divided by rentable square feet under all Company leases and properties as of the end of the Performance Period, other than those classified by the Company as “Non-Operating Properties” for public reporting purposes. In calculating Occupancy Rate, the Company’s percentage interest in properties owned through any unconsolidated joint venture such as the Arch Street Joint Venture shall be included. Occupied square feet means rentable square feet leased for which revenue recognition has commenced in accordance with United States generally accepted accounting principles. (q) “Occupancy Rate Performance Vesting Percentage” means the percentage determined as set forth on Exhibit A attached hereto, which is a function of the Company’s Occupancy Rate during the Performance Period.

4 (r) “Occupancy Rate Vested RSUs” means the product of (i) the total number of Occupancy Rate Vesting RSUs, and (iii) the applicable Occupancy Rate Performance Vesting Percentage. (s) “Occupancy Rate Vesting RSUs” means the number of RSUs designated as Occupancy Rate Vesting RSUs on Exhibit A attached hereto. (t) “Performance Period” means the period set forth on Exhibit A attached hereto. (u) “Performance Vested RSUs” means (i) the Absolute TSR Vested RSUs, plus (ii) the Acquisition Vested RSUs, plus (iii) the Average Lease Term Vested RSUs, plus (iv) the Occupancy Rate Vested RSUs. (v) “Qualifying Termination” means a Termination of Service by reason of (i) the Participant’s death, (ii) a termination by the Company or any Subsidiary due to the Participant’s Disability, (iii) a termination by the Company or any Subsidiary other than for Cause, or (iv) a termination by the Participant for Good Reason. (w) “Restrictions” means the exposure to forfeiture set forth in Sections 5(a) and 6(a). (x) “Service Provider” means an employee, Consultant or Non-Employee Director, as applicable, of the Company or its Subsidiaries. (y) “Share” means a share of Stock. (z) “Share Value,” means (i) for the first day of the Performance Period, the closing trading price of a Share on the principal exchange on which such shares are then traded on such date and (ii) for any other given date, the average of the closing trading prices of a Share on the principal exchange on which such shares are then traded during the twenty (20) consecutive trading days ending on such date; provided, however, that if a Change in Control occurs prior to the completion of the Performance Period, Share Value shall mean the price per Share paid in cash by the acquiror in the Change in Control transaction or, to the extent that the consideration in the Change in Control transaction is paid in stock of the acquiror or its affiliates, then, unless otherwise determined by the Administrator, Share Value shall mean the value of the consideration paid per Share based on the average of the high and low trading prices of a share of such acquiror stock on the principal exchange on which such shares are then traded on the date on which a Change in Control occurs. (aa) “Termination of Service” means a termination of the Participant’s employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason. (bb) “Unvested RSU” means any RSU that has not become fully vested pursuant to Section 5 hereof and remains subject to the Restrictions. (cc) “Weighted Average Lease Term” means the number of years remaining under all Company leases as of the end of the Performance Period, weighted based on Annualized Base Rent. In calculating Weighted Average Lease Term, the Company’s percentage interest in properties owned through any unconsolidated joint venture such as the Arch Street Joint Venture shall be included. 4. RSUs and Dividend Equivalent Rights Subject to the Plan; Ownership and Transfer Restrictions.

5 (a) The RSUs and Dividend Equivalent Rights are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference, including, without limitation, the restrictions on transfer set forth in Section 12 of the Plan and the REIT restrictions set forth in Section 18(c) of the Plan. (b) Without limiting the foregoing, the RSUs and Stock issuable with respect thereto shall be subject to the restrictions on ownership and transfer set forth in the charter of the Company, as amended and supplemented from time to time. 5. Vesting. (a) Performance Vesting. As soon as reasonably practicable (but in no event more than forty- five (45) days) following the completion of the Performance Period, the Administrator shall determine the Absolute TSR Performance Vesting Percentage, the Acquisition Performance Vesting Percentage, the Average Lease Term Performance Vesting Percentage, the Occupancy Rate Performance Vesting Percentage and the number of RSUs granted hereby that have become Absolute TSR Vested RSUs, Acquisition Vested RSUs, Average Lease Term Vested RSUs, Occupancy Rate Vested RSUs and Performance Vested RSUs, in each case as of the completion of the Performance Period. Subject to Sections 5(b) and 6(b) below, upon such determination by the Administrator, the Restrictions set forth in Section 6(a) below applicable to any outstanding Performance Vested RSUs (if any) shall lapse and such Performance Vested RSUs shall become fully vested, subject to Participant’s continued status as a Service Provider through such vesting date. Any RSUs granted hereby which do not satisfy the requirements to become Performance Vested RSUs as of the completion of the Performance Period will automatically be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. (b) Change in Control. Notwithstanding the foregoing, in the event that (i) a Change in Control occurs prior to the completion of the Performance Period, (ii) the Participant has not incurred a Termination of Service prior to such Change in Control and (iii) this award of RSUs is not continued, converted, assumed or replaced by the surviving or successor entity in an equitable manner as approved by the Administrator in good faith, the Restrictions shall lapse with respect to a number of RSUs equal to the greater of (A) the number of RSUs which would be Performance Vested RSUs (if any) assuming the completion of the Performance Period as of the date of the Change in Control and (B) the number of RSUs which would be Performance Vested RSUs (if any) assuming that the Company TSR Percentage, the Company Acquisition Value, the Occupancy Rate and the Weighted Average Lease Term were each achieved at “Target Level” (as set forth on Exhibit A attached hereto), and such RSUs shall, immediately prior to such Change in Control, become fully vested and shall be deemed to be Performance Vested RSUs. Any RSUs that do not become fully vested in accordance with the preceding sentence will automatically be cancelled and forfeited as of the date of the Change in Control without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. 6. Effect of Termination of Service. (a) Termination of Service. Subject to Sections 6(b) below, in the event of the Participant’s Termination of Service for any reason, any and all Unvested RSUs as of the date of such Termination of Service (after taking into account any accelerated vesting that occurs in connection with such termination) will automatically and without further action be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such Unvested RSUs. Subject to Section 6(b) below, no RSUs which have not vested as of the date of the Participant’s Termination of Service shall thereafter become vested. (b) Qualifying Termination. In the event that the Participant incurs a Qualifying Termination prior to the completion of the Performance Period, the Restrictions shall lapse with respect to a number of RSUs equal to the greater of (A) the number of RSUs which would be Performance Vested RSUs (if any) assuming the

6 completion of the Performance Period as of the date of the Participant’s Qualifying Termination, and (B) the number of RSUs which would be Performance Vested RSUs (if any) assuming that the Company TSR Percentage, the Company Acquisition Value, the Occupancy Rate and the Weighted Average Lease Term were each achieved at “Target Level” (as set forth on Exhibit A attached hereto) (such greater number of RSUs, the “Qualifying Termination RSUs”), and such RSUs shall become fully vested and shall be deemed to be Performance Vested RSUs upon the Administrator’s determination, within forty-five (45) days following the date of the Participant’s Qualifying Termination, of the number of Qualifying Termination RSUs. Any RSUs that do not become fully vested in accordance with the preceding sentence will automatically be cancelled and forfeited as of the date of the Administrator’s determination of the number of Qualifying Termination RSUs without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. 7. Payment. Payments in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares, and any fractional Share will be rounded as determined by the Company; provided, however, that in no event shall the aggregate number of RSUs that vest or become payable hereunder exceed the total number of RSUs set forth in Section 1 of this Agreement. The Company shall make such payments as soon as practicable after the applicable vesting date, but in any event within twenty (20) days after such vesting date, provided that, in the event of vesting upon a Change in Control under Section 5(b) above, such payment shall be made or deemed made immediately preceding and effective upon the occurrence of such Change in Control. 8. Determinations by Administrator. Notwithstanding anything contained herein, all determinations, interpretations and assumptions relating to the vesting of the RSUs (including, without limitation, determinations, interpretations and assumptions with respect to Company TSR Percentage, the Company Acquisition Value, the Occupancy Rate and the Weighted Average Lease Term) shall be made by the Administrator and shall be applied consistently and uniformly to all similar Awards granted under the Plan. In making such determinations, the Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Administrator, the Board, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith and absent manifest error shall be final and binding upon the Participant, the Company and all other interested persons. In addition, the Administrator, in its discretion, may adjust or modify the methodology for calculations relating to the vesting of the RSUs (including, without limitation, the methodology for calculating Company TSR Percentage, the Company Acquisition Value, the Occupancy Rate and the Weighted Average Lease Term), other than the Absolute TSR Performance Vesting Percentage, the Acquisition Performance Vesting Percentage, the Average Lease Term Performance Vesting Percentage and the Occupancy Rate Performance Vesting Percentage, as necessary or desirable to account for events affecting the value of the Stock which, in the discretion of the Administrator, are not considered indicative of Company performance, which may include events such as the issuance of new Stock, stock repurchases, stock splits, issuances and/or exercises of stock grants or stock options, and similar events, all in order to properly reflect the Company’s intent with respect to the performance objectives underlying the RSUs or to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the RSUs. In addition, the Administrator shall have discretion to apply adjustments to the calculations relating to the vesting of the RSUs where it determines that the RSUs granted hereby that have not become Absolute TSR Vested RSUs, Acquisition Vested RSUs, Average Lease Term Vested RSUs, Occupancy Rate Vested RSUs and Performance Vested RSUs, as applicable, as a result of actions taken by the management of the Company which the Administrator determines, in its sole discretion, are in the long-term best interests of the Company. 9. Restrictions on New RSUs or Shares. In the event that the RSUs or the Shares underlying the RSUs are changed into or exchanged for a different number or kind of securities of the Company or of another corporation or other entity by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, such new or additional or different securities which are issued upon

7 conversion of or in exchange or substitution for RSUs or the Shares underlying the RSUs which are then subject to vesting shall be subject to the same vesting conditions as such RSUs or Shares, as applicable, unless the Administrator provides for the vesting of the RSUs or the Shares underlying the RSUs, as applicable. 10. Conditions to Issuance of Shares. Shares issued as payment for the RSUs will be issued out of the Company’s authorized but unissued Shares. Upon issuance, such Shares shall be fully paid and nonassessable. The Shares issued pursuant to this Agreement shall be held in book-entry form and no certificates shall be issued therefor. In addition to the other requirements set forth herein, the Shares issued as payment for the RSUs shall be issued only upon the fulfillment of all of the following conditions: (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) The lapse of such reasonable period of time as the Administrator may from time to time establish for reasons of administrative convenience; and (e) The receipt by the Company of full payment for any applicable withholding or other employment tax or required payments with respect to any such Shares to the Company with respect to the issuance or vesting of such Shares. In the event that the Company delays a distribution or payment in settlement of RSUs because it reasonably determines that the issuance of Shares in settlement of RSUs will violate federal securities laws or other applicable law, such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). The Company shall not delay any payment if such delay will result in a violation of Section 409A of the Code. 11. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, including without limitation any voting rights in respect of such Shares, unless and until such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant. 12. Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require the Participant to remit to such entity, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalent Rights. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company or any Subsidiary may, or the Administrator may in its discretion allow the Participant to elect to have the Company or any Subsidiary (as applicable), withhold Shares otherwise issuable under such award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Shares which may be withheld with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalent Rights in order to satisfy the Participant’s income and payroll tax liabilities

8 with respect thereto shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction. 13. Remedies. The Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of the RSUs which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Company shall be entitled to obtain specific performance of the obligations of the Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant will not urge as a defense that there is an adequate remedy at law. 14. Restrictions on Public Sale by the Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the RSUs or the Shares underlying the RSUs or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the up to 90 day period beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company (except as part of such offering), if and to the extent requested in writing by the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Company, which consent may be given or withheld in the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be). 15. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the RSUs shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. 16. Code Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that following the effective date of this Agreement, the Company determines that the RSUs may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of this Agreement ), the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect ), or take any other actions, that the Company determines are necessary or appropriate to (a) exempt the RSUs from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the RSUs, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance; provided, however, that this Section 16 shall not create any obligation on the part of the Company or any Subsidiary to adopt any such amendment, policy or procedure or take any such other action. For purposes of Section 409A of the Code, any right to a series of payments pursuant to this Agreement shall be treated as a right to a series of separate payments. Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to the Participant under this Agreement during the six-month period

9 following the Participant’s “separation from service” to the extent that the Administrator determines that the Participant is a “specified employee” (each within the meaning of Section 409A of the Code) at the time of such separation from service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Code Section 409A(a)(2)(b)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six-month period (or such earlier date upon which such amount can be paid under Section 409A of the Code without being subject to such additional taxes), the Company shall pay to the Participant in a lump-sum all amounts that would have otherwise been payable to the Participant during such six-month period under this Agreement. 17. No Right to Continued Service. Nothing in this Agreement shall confer upon the Participant any right to continue as a Service Provider of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which rights are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause. 18. Miscellaneous. (a) Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, the Participant confirms that he or she has received access to a copy of the Plan and has had an opportunity to review the contents thereof. (b) Clawback. This award, the RSUs and the Shares issuable with respect to the RSUs shall be subject to any clawback or recoupment policy, including, without limitation, the Company’s Policy for Recoupment of Incentive Compensation, currently in effect or as may be adopted by the Company, as may be amended from time to time. (c) Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company. (d) Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event that the provisions of such other agreement or letter conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. Except as set forth in Section 16 above, this Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. (e) Severability. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. (f) Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10 (g) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including, without limitation, transfer by .pdf), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument. (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts entered into and wholly to be performed within the State of Maryland by Maryland residents, without regard to any otherwise governing principles of conflicts of law that would choose the law of any state other than the State of Maryland. (i) Notices. Any notice to be given by the Participant under the terms of this Agreement shall be addressed to the General Counsel of the Company at the Company’s address set forth in Exhibit A attached hereto. Any notice to be given to the Participant shall be addressed to him or her at the Participant’s then current address on the books and records of the Company. By a notice given pursuant to this Section 18(i), either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 18(i) (and the Company shall be entitled to rely on any such notice provided to it that it in good faith believes to be true and correct, with no duty of inquiry). Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above or upon confirmation of delivery by a nationally recognized overnight delivery service. (j) Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, without limitation, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by the Company. Electronic delivery may be via an electronic mail system or by reference to a location on the Company’s intranet to which the Participant has access. The Participant consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

11 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. ORION PROPERTIES INC., a Maryland corporation By: __________________________________ Name: Title: The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement. ____________________________ [___________] This document was reviewed by: By:___________________________________ Benjamin Coleman Date

A-1 Exhibit A Definitions and Notice Address Definitions Capitalized terms not defined herein shall have the meanings set forth in the Performance-Based Restricted Stock Unit Agreement (20__) to which this Exhibit is attached. “Absolute TSR RSUs” means [_____________] RSUs. “Absolute TSR Performance Vesting Percentage” means a function of the Company TSR Percentage during the Performance Period, and shall be determined as set forth below: Company TSR Percentage Absolute TSR Performance Vesting Percentage* < [__]% 0% “Threshold Level” [__]% 33.33% “Target Level” [__]% 66.66% “Maximum Level” ≥ [__]% 100% In the event that the Company TSR Percentage falls between the Threshold Level and the Target Level, the Absolute TSR Performance Vesting Percentage shall be determined using straight line linear interpolation between the Threshold Level and Target Level Absolute TSR Performance Vesting Percentages specified above; and in the event that the Company TSR Percentage falls between the Target Level and the Maximum Level, the Absolute TSR Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level Absolute TSR Performance Vesting Percentages specified above. *Notwithstanding the foregoing, the Absolute TSR Performance Vesting Percentage shall be (i) reduced by 1.0% for each percentile that the Company’s Peer Group Relative Performance is below the 20th percentile, and (ii) increased by 1.0% for each percentile that the Company’s Peer Group Relative Performance is above the 80th percentile (but in no event shall the Absolute TSR Performance Vesting Percentage exceed 100%), in each case, during the Performance Period. “Acquisition Performance Vesting Percentage” means a function of Company Acquisition Value during the Performance Period, and shall be determined as set forth below: Company Acquisition Value Acquisition Performance Vesting Percentage < $[__] 0% “Threshold Level” $[__] 33.33% “Target Level” $[__]– [__] 66.66% “Maximum Level” ≥ $[__] 100% In the event that Company Acquisition Value falls between the Threshold Level and the Target Level, the Acquisition Performance Vesting Percentage shall be determined using straight line linear interpolation between

A-2 the Threshold Level and Target Level Acquisition Performance Vesting Percentages specified above; and in the event that the Company Acquisition Value falls between the Target Level and the Maximum Level, the Acquisition Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level Acquisition Performance Vesting Percentages specified above. “Acquisition Vesting RSUs” means [_____________] RSUs. “Average Lease Term Performance Vesting Percentage” means a function of the Weighted Average Lease Term during the Performance Period, and shall be determined as set forth below: Weighted Average Lease Term Average Lease Term Performance Vesting Percentage < [__]years 0% “Threshold Level” [__]years 33.33% “Target Level” [__]years – [__]years 66.66% “Maximum Level” ≥ [__]years 100% In the event that the Weighted Average Lease Term falls between the Threshold Level and the Target Level, the Average Lease Term Performance Vesting Percentage shall be determined using straight line linear interpolation between the Threshold Level and Target Level Average Lease Term Performance Vesting Percentages specified above; and in the event that the Weighted Average Lease Term falls between the Target Level and the Maximum Level, the Average Lease Term Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level Average Lease Term Performance Vesting Percentages specified above. “Average Lease Term Vesting RSUs” means [_____________] RSUs. “Occupancy Rate Performance Vesting Percentage” means a function of the Occupancy Rate during the Performance Period, and shall be determined as set forth below: Occupancy Rate Occupancy Rate Performance Vesting Percentage < [__]% 0% “Threshold Level” [__]% 33.33% “Target Level” [__] -[__]% 66.66% “Maximum Level” ≥ [__]% 100% In the event that the Occupancy Rate falls between the Threshold Level and the Target Level, the Occupancy Rate Performance Vesting Percentage shall be determined using straight line linear interpolation between the Threshold Level and Target Level Occupancy Rate Performance Vesting Percentages specified above; and in the event that the Occupancy Rate falls between the Target Level and the Maximum Level, the Occupancy Rate Performance Vesting Percentage shall be determined using straight line linear interpolation between the Target Level and Maximum Level Occupancy Rate Performance Vesting Percentages specified above.

A-3 “Occupancy Rate Vesting RSUs” means [_____________] RSUs. “Peer Group Companies” means the following entities, provided that if the common stock of any of the following entities ceases to be listed on a nationally recognized stock exchange at any time during the Performance Period, then that entity shall be excluded from the Peer Group Companies: Brandywine Realty Trust Easterly Government Properties, Inc. Gladstone Commercial Corporation Global Net Lease, Inc. Highwoods Properties, Inc. Office Properties Income Trust. Piedmont Office Realty Trust, Inc. “Peer Group Relative Performance” means the Company TSR Percentage compared to the Peer Group TSR Percentages, expressed as a percentile ranking against the Peer Group Companies. “Peer Group TSR Percentage” means the total shareholder return, expressed as a percentage, of each of the Peer Group Companies during the Performance Period, calculated in a manner consistent with Section 3(m) above from publicly available information. “Performance Period” means the period commencing on January 1, 20__ and ending on December 31, 20__. Company Address 3200 E. Camelback Road Suite 100 Phoenix, Arizona 85018